EXHIBIT 99.1

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Community Bancshares, Inc. (the "Company") on Form 10-QSB for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ronald S. Shoemaker, President and Chief Executive Officer of the Company, as the principal executive, financial and accounting officer of the Company, does hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/ Ronald S. Shoemaker
      ----------------------------------------
      Ronald S. Shoemaker
      President and Chief Executive Officer
      (principal executive and financial officer)
       November 13, 2002